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                                                                    EXHIBIT 23.1



The Board of Directors
Wintrust Financial Corporation


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                  KPMG PEAT MARWICK LLP



Chicago, Illinois
December 20, 1996